Exhibit 99.2

TRAVELPORT LIMITED

STATEMENT OF OPERATIONS

(Unaudited)

(in millions)

	Three Months Ended	Three Months Ended
	March 31,	March 31,
	2008	2008
	As Previously Reported	As Restated

Net revenue	$666	$666

Costs and expenses
Cost of revenue	339	340
Selling, general and administrative	182	183
Separation and restructuring charges	9	9
Depreciation and amortization	67	67
Total costs and expenses	597	599

Operating income	69	67
Interest expense, net	(86)	(86)
Gain on early extinguishment of debt	9	9
Loss from continuing operations before income taxes and equity in losses of investments, net	(8)	(10)
Provision for income taxes	(12)	(12)
Equity in losses of investments, net	(7)	(7)
Net loss	$(27)	$(29)

TRAVELPORT LIMITED

STATEMENT OF OPERATIONS

(Unaudited)

(in millions)

	Three Months Ended March 31, 2007		Three Months Ended June 30, 2007		Six Months ended June 30, 2007
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated
Net revenue	$666	$666	$723	$715	$1,396	$1,381
Costs and expenses
Cost of revenue	278	280	287	285	568	565
Selling, general and administrative	261	261	307	301	570	562
Separation and restructuring	23	23	6	6	29	29
Depreciation and amortization	54	54	52	51	107	105
Other expense, net	—	—	1	2	2	2
Total costs and expenses	616	618	653	645	1,276	1,263

Operating income	50	48	70	70	120	118
Interest expense, net	(85)	(85)	(83)	(83)	(168)	(168)
Gain on early extinguishment of debt	—	—	—	—	—	—
Loss from continuing operations before income taxes and equity in losses of investments, net	(35)	(37)	(13)	(13)	(48)	(50)
Benefit (provision) for income	3	3	(8)	(8)	(5)	(5)
Equity in losses of investments,	—	—	—	—	—	—
Loss from continuing operations, net of tax	(32)	(34)	(21)	(21)	(53)	(55)
Loss from discontinued operations	—	—	—	(1)	—	(1)

Net loss	$(32)	$(34)	$(21)	$(22)	$(53)	$(56)

TRAVELPORT LIMITED

STATEMENT OF OPERATIONS

(Unaudited)

(in millions)

	Three Months Ended		Nine Months Ended		Year Ended
	September 30 2007		September 30 2007		December 31, 2007
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated

Net revenue	$761	$761	$2,157	$2,157	$2,780	$2,780

Costs and expenses
Cost of revenue	298	301	866	872	1,167	1,174
Selling, general and administrative	302	301	872	871	1,286	1,283
Separation and restructuring charges	—	—	29	29	90	90
Depreciation and amortization	70	70	177	177	248	248
Impairment of long-lived assets	—	—	—	—	1	1
Other income, net	—	—	2	2	2	2
Total costs and expenses	670	672	1,946	1,951	2,794	2,798

Operating income	91	89	211	206	(14)	(18)
Interest expense, net	(113)	(113)	(281)	(281)	(373)	(373)
Other expense, net	(1)	(1)	(1)	(1)	—	—
Loss from continuing operations before income taxes and equity in losses of investments, net	(23)	(25)	(71)	(76)	(387)	(391)
Provision for income taxes	(26)	(26)	(31)	(31)	(41)	(41)
Minority interest	1	1	1	1	3	3
Equity in losses of investments	—	—	—	—	(4)	(4)
Loss from continuing operations, net of tax	(48)	(50)	(101)	(106)	(429)	(433)
Loss from discontinued operations	—	—	—	—	(1)	(1)
Gain (loss) from disposal of discontinued operations, net of tax.	—	—	—	—	(6)	(6)

Net loss	$(48)	$(50)	$(101)	$(106)	$(436)	$(440)

TRAVELPORT LIMITED

STATEMENT OF OPERATIONS

(Unaudited)

(in millions)

	Predecessor (Combined)		Company (Consolidated)
	January 1, 2006 through August 22, 2006		July 13, 2006 (Formation Date through December 31, 2006)
	As Previously Reported	As Restated	As Previously Reported	As Restated
Net revenue	$1,693	$1,693	$823	$823

Costs and expenses
Cost of revenue	715	716	374	377
Selling, general and administrative	645	645	342	342
Separation and restructuring charges	92	92	18	18
Depreciation and amortization	123	123	77	77
Impairment of long-lived assets	2,365	2,364	14	14
Other expense, net	(7)	(7)	—	—
Total costs and expenses	3,933	3,933	825	828

Operating loss	(2,240)	(2,240)	(2)	(5)
Interest expense, net	(39)	(39)	(150)	(150)
Loss from continuing operations before income taxes and equity in losses of investments, net	(2,279)	(2,279)	(152)	(155)
Benefit (provision) for income taxes	116	116	(3)	(3)
Equity in losses of investments, net	(1)	(1)	(1)	(1)
Loss from continuing operations, net of tax	(2,164)	(2,164)	(156)	(159)
Loss from discontinued operations	(6)	(6)	(2)	(2)
Gain (loss) from disposal of discontinued operations, net of tax.	(6)	(6)	8	8

Net loss	$(2,176)	$(2,176)	$(150)	$(153)

TRAVELPORT LIMITED

BALANCE SHEET

(Unaudited)

(in millions)

	March 31, 2008
	As Previously Reported	As Restated
Assets
Current assets:
Cash and cash equivalents	$207	$207
Accounts receivable, net	506	506
Deferred income taxes	10	10
Other current assets	330	331
Total current assets	1,053	1,054
Property and equipment, net	522	513
Goodwill	1,820	1,829
Trademarks and tradenames	525	525
Other intangible assets, net	1,736	1,736
Investment in Orbitz Worldwide	358	361
Non-current deferred income taxes	3	3
Other non-current assets	244	249
Total assets	$6,261	$6,270
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$178	$179
Accrued expenses and other current liabilities	859	864
Current portion of long-term debt	18	18
Deferred income taxes	1	1
Total current liabilities	1,056	1,062
Long-term debt	3,791	3,791
Deferred income taxes	278	278
Other non-current liabilities	190	196
Total liabilities	5,315	5,327
Commitments and contingencies
Shareholders’ equity:
Common stock $1.00 par value; 12,000 shares authorized, 12,000 shares issued and outstanding
Additional paid in capital	1,311	1,317
Accumulated deficit	(614)	(623)
Accumulated other comprehensive income	249	249
Total shareholders’ equity	946	943
Total liabilities and shareholders’ equity	$6,261	$6,270

TRAVELPORT LIMITED

BALANCE SHEETS

(Unaudited)

(in millions)

	March 31, 2007		June 30, 2007
	As Previously Reported	As Restated	As Previously Reported	As Restated
Assets
Current assets:
Cash and cash equivalents	$221	$211	$315	$303
Accounts receivable, net	428	438	449	461
Deferred income taxes	14	14	15	15
Other current assets	135	135	193	193
Assets of discontinued operations	43	43	—	—
Total current assets	841	841	972	972
Property and equipment, net	482	482	488	488
Goodwill	2,155	2,156	2,158	2,159
Trademarks and tradenames	710	710	713	713
Other intangible assets, net	1,593	1,593	1,569	1,569
Non-current deferred income taxes	32	32	35	35
Other non-current assets	373	374	369	370
Total assets	$6,186	$6,188	$6,304	$6,306
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$336	$336	$425	$425
Accrued expenses and other current liabilities	891	897	966	973
Current portion of long-term debt	24	24	24	24
Deferred income taxes	12	12	14	14
Total current liabilities	1,263	1,269	1,429	1,436
Long-term debt	3,633	3,633	3,546	3,546
Deferred income taxes	251	251	239	239
Tax sharing liability	128	128	138	138
Other non-current liabilities	158	159	174	175
Total liabilities	5,433	5,440	5,526	5,534
Commitments and contingencies
Shareholders’ equity:
Common stock $1.00 par value; 12,000 shares authorized, 12,000 shares issued and outstanding
Additional paid in capital	913	913	918	918
Accumulated deficit	(183)	(188)	(204)	(210)
Accumulated other comprehensive income	23	23	64	64
Total shareholders’ equity	753	748	778	772
Total liabilities and shareholders’ equity	$6,186	$6,188	$6,304	$6,306

TRAVELPORT LIMITED

BALANCE SHEETS

(Unaudited)

(in millions)

	September 30, 2007		December 31, 2007
	As Previously Reported	As Restated	As Previously Reported	As Restated
Assets
Current assets:
Cash and cash equivalents	$376	$362	$309	$309
Accounts receivable, net	577	591	416	417
Deferred income taxes	13	13	9	9
Other current assets	293	293	253	252
Assets of discontinued operations	—	—	36	36
Total current assets	1,259	1,259	1,023	1,023
Property and equipment, net	655	654	541	532
Goodwill	2,974	2,976	1,746	1,757
Trademarks and tradenames	827	827	510	510
Other intangible assets, net	1,824	1,824	1,717	1,717
Investment in Orbitz Worldwide	—	—	364	366
Non-current deferred income taxes	26	26	3	3
Other non-current assets	246	249	236	242
Total assets	$7,811	$7,815	$6,140	$6,150
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$407	$407	$191	$191
Accrued expenses and other current liabilities	985	996	821	827
Current portion of long-term debt	30	30	17	17
Deferred income taxes	14	14	—	—
Liabilities of discontinued operations	—	—	8	8
Total current liabilities	1,436	1,447	1,037	1,043
Long-term debt	4,326	4,326	3,751	3,751
Deferred income taxes	287	287	261	261
Tax sharing liability	130	130	—	—
Other non-current liabilities	216	218	203	209
Total liabilities	6,395	6,408	5,252	5,264
Commitments and contingencies
Minority interest in consolidated subsidiaries	296	296	—	—
Shareholders’ equity:
Common stock $1.00 par value; 12,000 shares authorized, 12,000 shares issued and outstanding	—	—	—	—
Additional paid in capital	1,248	1,248	1,311	1,317
Accumulated deficit	(252)	(260)	(587)	(594)
Accumulated other comprehensive income	124	123	164	163
Total shareholders’ equity	1,120	1,111	888	886
Total liabilities and shareholders’ equity	$7,811	$7,815	$6,140	$6,150

TRAVELPORT LIMITED

BALANCE SHEET

(Unaudited)

(in millions)

	December 31, 2006
	As Previously Reported	As Restated
Assets
Current assets:
Cash and cash equivalents	$95	$85
Accounts receivable, net	440	450
Deferred income taxes	13	13
Other current assets	160	160
Assets of discontinued operations	26	26
Total current assets	734	734
Property and equipment, net	508	508
Goodwill	2,143	2,144
Trademarks and tradenames	705	705
Other intangible assets, net	1,631	1,631
Non-current deferred income taxes	34	34
Other non-current assets	381	382
Total assets	$6,136	$6,138
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$307	$307
Accrued expenses and other current liabilities	826	830
Current portion of long-term debt	24	24
Deferred income taxes	13	13
Liabilities of discontinued operations	5	5
Total current liabilities	1,175	1,179
Long-term debt	3,623	3,623
Deferred income taxes	244	244
Tax sharing liability	125	125
Other non-current liabilities	200	201
Total liabilities	5,367	5,372
Commitments and contingencies (note 10)
Shareholders’ equity:
Common stock $1.00 par value; 12,000 shares authorized, 12,000 shares issued and outstanding
Additional paid in capital	908	908
Accumulated deficit	(150)	(153)
Accumulated other comprehensive income	11	11
Total shareholders’ equity	769	766
Total liabilities and shareholders’ equity	$6,136	$6,138